JPMORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Asia Pacific Focus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated June 22, 2012

to the Prospectus dated November 29, 2011, as supplemented

The Board of Trustees of JPMorgan Trust I (the “Trust”) has approved changes to the name, strategies, investment advisory fee, investment subadvisory fee and management team of the JPMorgan Asia Pacific Focus Fund, as set forth below (the “Fund”). These changes will become effective on or about June 28, 2012 (the “Effective Date”).

The cover page of the Prospectus, dated November 29, 2011, regarding Class A, Class C and Select Class Shares (the “A/C/Select Prospectus”), is hereby amended to delete the asterisk following the Fund’s name and the asterisked statement below and to replace the statement with the following:

Class/Ticker: A/JAPFX; C/JACPX; Select/JASPX

On the first page of the Risk/Return Summary of the A/C/Select Prospectus, the following is hereby added below the Fund’s name:

Class/Ticker: A/JAPFX; C/JACPX; Select/JASPX

Change to Name. On the Effective Date, the name of the Fund will change to the “JPMorgan Asia Pacific Fund.”

Changes to Investment Strategies. On the Effective Date, the “What are the Fund’s main investment strategies?” section of the prospectus will hereby be replaced by the following:

The Fund primarily invests in the securities of companies in the Asia Pacific region.

Under normal circumstances, the Fund will invest at least 80% of its Assets in securities of foreign companies located throughout the Asia Pacific region, except Japan. “Asia Pacific region” includes, among others, Australia, China, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company “located in the Asia Pacific region” is any company: that is organized under the laws of, or has a principal office in a country in the Asia Pacific region (other than Japan); the principal securities market for which is in the Asia Pacific region (other than Japan); that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in the Asia Pacific region (other than Japan); or at least 50% of the assets of which are located in the Asia Pacific region (other than Japan). The Fund may invest a substantial part of its assets in just one country.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

The securities purchased by the Fund may include, but are not limited to, common stocks, preferred stocks, depositary receipts, real estate investment trusts, trust or partnership interests, and other instruments that have similar economic characteristics to equity securities, such as participation notes.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to invest in companies the sub-adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the sub-adviser looks for securities which have prices that have been increasing and that the sub-adviser believes will continue to increase.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

SUP-APF-612

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth and value criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

In addition, implementing the new investment strategies will increase the portfolio turnover for the Fund.

Changes to the Fund’s Investment Risks. On the Effective Date, the “Non-Diversified Fund Risk” will hereby be removed from “The Fund’s Main Investment Risks” section of the prospectus. Also on the effective date, the “Credit Risk”, “High Yield Securities Risk”, “ETF and Investment Company Risk” and the “Sovereign Debt Risk” will hereby be removed from the “More About The Fund — Investment Risks” section of the prospectus.

Changes to Advisory and Subadvisory Fees. On the Effective Date, the advisory fee for the Fund, which is currently 1.00% will be changed to 0.90% and the subadvisory fee for the Fund, which is currently 0.50% will be changed to 0.40%. Additionally, as of the Effective Date, the Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/13, at which time the Service Providers will determine whether or not to renew or revise it.

Changes to the Portfolio Management Team. On the Effective Date, the management team of the Fund will hereby be replaced by the following:

Portfolio Managers	Managed the Fund since	Primary Title with Investment Adviser
Mark Davids	2012	Managing Director
Geoff Hoare	2012	Executive Director

Changes to the Portfolio Managers. On the Effective Date, the first three paragraphs of “The Portfolio Managers” section of the prospectus will hereby be replaced by the following:

The Portfolio Managers

The portfolio management team is led by Mark Davids. Mr. Davids, a Managing Director and CFA charterholder, has been an employee of JPMIM or its affiliates since 1999. Working with Mr. Davids is Geoff Hoare. Mr. Hoare, an Executive Director, has been an employee of JPMIM or its affiliates since 2000.

In addition to the changes to the Fund’s Prospectus, the Fund will sell some of its current assets in connection with the changes in the Fund’s investment strategy. Gains, if any, recognized by the Fund as a result of such sales will be distributed to shareholders as taxable dividends. Therefore, the changes described above may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable to shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

JPMORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Asia Pacific Focus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated June 22, 2012 to the

Statement of Additional Information dated November 29, 2011, as supplemented

The Board of Trustees of JPMorgan Trust I (the “Trust”) has approved changes to the name, strategies and investments of the JPMorgan Asia Pacific Focus Fund, as set forth below (the “Fund”). These changes will become effective on or about June 28, 2012 (the “Effective Date”).

The cover page of the Statement of Additional Information, dated November 29, 2011, is hereby amended to replace the line regarding the Fund with the following:

JPMorgan Asia Pacific Fund

(“Asia Pacific Fund”)

Class A/ JAPFX; Class C/ JACPX; Select Class/ JASPX

Change to Name. On the Effective Date, the name of the Fund will change to the “JPMorgan Asia Pacific Fund.”

Changes to Fundamental Investment Policies. On the Effective Date, Fundamental Investment Policy #8 in the “Fundamental Investment Policies” section of the Statement of Additional Information (the “SAI”) will hereby be replaced by the following:

(8)	With respect to Asia Pacific Fund, Global Unconstrained Equity Fund and International Unconstrained Equity Fund, no Fund may make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Changes to the Investment Practices. On the Effective Date, the “Investment Practices” section of the SAI will hereby be replaced by the following:

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Global Unconstrained Equity Fund	1
International Unconstrained Equity Fund	2
Asia Pacific Fund	3
Total Emerging Markets Fund	4

Instrument	Fund Codes	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	4	Asset-Backed Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 4	Bank Obligations

SUP-SAI-APF-612

Instrument	Fund Codes	Part II Section Reference
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1, 4	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	1, 2, 3, 4	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1,3,4	Commercial Paper
Common Stock: Shares of ownership of a company.	1, 2, 3, 4	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2, 3, 4	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 2, 3, 4	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	4	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	4	Swaps and Related Swap Products
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution or rapid development.	1, 2, 3, 4	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	1, 2, 4	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	1, 2, 3, 4	Foreign Investments (including Foreign Currencies)

Instrument	Fund Codes	Part II Section Reference
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1, 2, 3, 4	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	4	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	4	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1, 2, 3, 4	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility	1, 2, 3, 4	Miscellaneous Investment Strategies and Risks
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 2, 3, 4	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	4	Loans
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange	1	Master Limited Partnerships
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1, 2, 3, 4	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	4	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.	1, 2, 3, 4	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2, 3, 4	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 2, 3, 4	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 2, 3, 4	Real Estate Investment Trusts

Instrument	Fund Codes	Part II Section Reference
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1	Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	2	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	4	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	4	Short Selling
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	4	Foreign Investments (including Foreign Currencies)
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1, 3, 4	Structured Investments
Swaps and Related Products: Swaps involve an exchange or obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rate and other factors.	4	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1, 2, 3, 4	Miscellaneous Investment Strategies and Risks
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	2, 4	Trust Preferreds
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).	1, 4	U.S. Government Obligations

Instrument	Fund Codes	Part II Section Reference
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	4	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	2, 4	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	4	Debt Instruments

Changes to Diversification. On the Effective Date, the “Diversification” section of the SAI will hereby be replaced by the following:

JPMT I is a registered management investment company. Total Emerging Markets Fund is a non-diversified series of JPMT I, and Asia Pacific Fund, Global Unconstrained Equity Fund and International Unconstrained Equity Fund are diversified series of JPMT I. Asia Pacific Fund, Global Unconstrained Equity Fund and International Unconstrained Equity Fund intend to meet the diversification requirements of the 1940 Act. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Changes to Portfolio Manager Information. On the Effective Date, the portfolio manager information below for the Asia Pacific Focus Fund is revised in the “Portfolio Manager’s Other Accounts Managed” portion of the “PORTFOLIO MANAGER” section of the SAI to reflect the following:

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by the Fund’s portfolio managers as of May 31, 2012 (amounts in thousands):

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Asia Pacific Fund
Mark Davids	0	$0	3	$338,956	0	$0
Geoff Hoare	0	0	3	338,956	0	0

The following table shows information on the other accounts managed by the Funds’ portfolio managers that have advisory fees wholly or partly based on performance as of May 31, 2012:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Asia Pacific Fund
Mark Davids	0	$0	1	$5,217	0	$0
Geoff Hoare	0	0	0	0	0	0

In addition to the changes to the Fund’s Statement of Additional information, the Fund will sell some of its current assets in connection with the changes in the Fund’s investment strategy. Gains, if any, recognized by the Fund as a result of such sales will be distributed to shareholders as taxable dividends. Therefore, the changes described above may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable to shareholders.

Changes to Advisory and Subadvisory Fees. On the Effective Date, the advisory fee for the Fund, which is currently 1.00% will be changed to 0.90% and the subadvisory fee for the Fund, which is currently 0.50% will be changed to 0.40%. Additionally, as of the Effective Date, the Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/13, at which time the Service Providers will determine whether or not to renew or revise it.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE